1999 SEMIANNUAL REPORT

CENTENNIAL CALIFORNIA TAX EXEMPT TRUST

DECEMBER 31, 1999

DEAR SHAREHOLDER:

We are pleased to report that the second half of calendar and fiscal 1999 was a relatively calm period for both the bond market and Centennial California Tax Exempt Trust. For the six months that ended December 31, 1999, the Trust produced a compounded annual yield of 2.48%. Without compounding, the corresponding yield was 2.45%. For investors in the 36% tax bracket, this is equivalent to a taxable yield of 3.88% with compounding, and 3.83% without. As of December 31, 1999, the seven-day annualized yields, with and without compounding, were 3.42% and 3.36%, respectively.(1)

Like all California tax-exempt funds, the Trust was impacted by two major factors during the period: interest rate hikes at the national level and a dwindling supply of notes issued by state, county and municipal entities in California.

The pivotal event for all fixed income securities during the six-month period was a series of 0.25% interest-rate increases implemented by the Federal Reserve Board, (the Fed) beginning on June 30th. By early summer, it was clear that the U.S. economy was no longer suffering the effects of the worldwide economic crisis that occurred in the fall of 1998. In fact, there were signs that rapid economic growth might lead to higher rates of inflation. To preempt this possibility and to curb borrowing by business and consumers, the Fed gradually raised its key interest rates. These moves did not cause a great deal of turmoil in the marketplace. Widely anticipated, they were viewed largely as "taking back" the three rate declines the Fed had imposed during the fall-1998 crisis.

In California, a demand-supply imbalance continued to impact investors. After nearly a decade of economic expansion, many municipalities were posting budget surpluses and had less need to issue new notes. The result: Demand for California issues has outstripped the supply, especially during the most recent six months. Investors have bid up the prices for California notes and bonds and thereby forced down yields.

To compensate for the lower yields on California securities, we purchased long-term securities, which provide higher yields. To offset the greater volatility associated with longer maturities, we focused on buying high-quality issues.

Early in the period, we responded to the Fed's interest-rate hikes by reducing the average maturity of the Trust slightly. When rates rise, bond prices fall, and the effect is more pronounced for longer-term issues. Since the Trust seeks to maintain a stable $1.00 share price, we wanted to minimize this effect and invested a portion of the portfolio in shorter-term issues. There can be no assurance that the Trust will maintain a stable share price, but we are ever mindful of the need to balance yield against protecting your principal.

By November, interest rates had stabilized, and we gradually reinvested proceeds from maturing seven-day securities into 35- to 45-day issues. This shift back to longer



1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

maturities boosted the Trust's yield, but we do not believe it will have a significant impact on volatility, for two reasons. First, in our view, interest rates will remain relatively stable while the Federal Reserve prepares for its next interest rate move, widely expected in February or March. Second, the portfolio is heavily skewed toward the highest quality issues.

For instance, almost all of the notes in the portfolio are insured or are backed by a letter of credit or some other bank facility. Also, there is a high concentration in notes issued by the State of California or Los Angeles County. The former notes are backed by the full faith and credit of a rapidly growing state with a vibrant business environment. The latter are guaranteed by an economic region with an improving tax base and strong ties to the rapidly recovering Asian economies. Please keep in mind that, while the individual issues held in the portfolio may be insured or guaranteed, the Trust itself is neither insured nor guaranteed by the U.S. government or any other entity.

At this juncture, we do not believe that Y2K presents many challenges, but it is difficult to predict whether the rate hikes of the last six months will slow the California and/or national economy materially. While the Fed assumes a low-key month-to-month approach, taking its time to see whether its 1999 efforts will have the desired effect-- or whether additional rate changes are needed--we are doing the same. By investing primarily in securities that mature monthly or thereabouts, we have positioned the Trust to respond quickly once the Fed gives some indication of its next move. This conservative approach will help us to maintain a competitive yield while pursuing the Trust's objectives of safety and liquidity.


Sincerely,

/s/ JAMES C. SWAIN

James C. Swain
Chairman
Centennial California Tax Exempt Trust


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
President
Centennial California Tax Exempt Trust


January 24, 2000

STATEMENT OF INVESTMENTS December 31, 1999 (Unaudited)
Centennial California Tax Exempt Trust

                                                                                         Face               Value
                                                                                        Amount           See Note 1
                                                                                   --------------     ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS--99.7%
CALIFORNIA--99.7%
CA EDFAU RB, Independent System, Series D, 5.10%(1) ..........................     $ 1,000,000         $ 1,000,000
CA GOB, Tendered Option Certificates, Series 1998A, MBIA Insured, 5%(1)(2)           6,803,000           6,802,949
CA HFA RB, Series PT 220, 3.10%, 3/9/00(3) ...................................       6,580,000           6,580,000
CA PCFAU SWD RB, Santa Clara Valley Disposal Co., Series A, 4.50%(1) .........       2,900,000           2,900,000
CA PCFAU RB, Chevron USA, Inc. Project, 3.10%, 5/15/00(3) ....................       2,500,000           2,500,000
CA RAN, Series A, 4%, 6/30/00 ................................................       7,500,000           7,524,200
CA SCDAU COP, Series 24, FSA Insured, 5.26%(1)(2) ............................       7,000,000           7,000,000
CA School Cash Reserve Program Authority RB, Series A, 4%, 7/3/00 ............      16,000,000          16,042,460
CA Statewide CDC IDV RB, Propak California Corp., Series B, 5.50%(1) .........         635,000             635,000
CA University Board of Regents RB:
    3.40%(3) .................................................................       4,945,000           4,945,000
    3.55%, 1/3/00(3) .........................................................       2,500,000           2,500,000
Freemont, CA MH RB, Treetops Apts., Series A, 5%(1) ..........................       4,000,000           4,000,000
Los Angeles Cnty., CA MTAU Sales Tax RB, AMBAC Insured, Series SG54, 5.15%(1)        1,000,000           1,000,000
Los Angeles Cnty., CA Pension Obligation RB, Series B, AMBAC Insured, 4.85%(1)         600,000             600,000
Los Angeles Water Department RB:
    3.25%, 1/21/00(3) ........................................................       1,100,000           1,100,000
    3.25%, 1/21/00(3) ........................................................       1,700,000           1,700,000
Los Angeles, CA Airport RB, Series SG61, 5.20%(1) ............................       6,000,000           6,000,000
Los Angeles, CA TAN & RAN, 4%, 6/30/00 .......................................       7,000,000           7,022,590
Los Angeles, CA USD RB, 5.44%(1)(2) ..........................................       7,000,000           7,000,000
Los Angeles, CA Wastewater System ABN AMRO Munitops Certificates,
    Series 1998-25, 3.20%, 3/1/00(3) .........................................       7,750,000           7,750,000
Modesto, CA Irrigation District FAU RB, Series SG66, 5.15%(1) ................       5,500,000           5,500,000
Oceanside, CA MH RRB, Lakeridge Apts. Project, 5.55%(1) ......................       7,000,000           7,000,147
Orange Cnty., CA Special FAU Teeter Plan RB, Series B, AMBAC Insured, 5%(1) ..       2,000,000           2,000,000
Paramount City, CA HAU MH RRB, Century Place Apts. Project, Series A, 5.15%(1)       7,000,000           7,000,000
Pittsburg, CA Mtg. Obligation RRB, Series A, 5.35%(1) ........................       7,000,000           7,000,029
Sacramento, CA MUD RB, MBIA Insured, 7%, 7/1/00(3) ...........................       4,000,000           4,149,726
San Bernardino Cnty., CA MH RB, Somerset Apts., Series A, 4.90%(1) ...........       2,495,000           2,495,000
San Diego Cnty., CA Airport RB, 3.50%, 1/26/00(3) ............................       2,500,000           2,500,000
San Diego Cnty., CA GOB, 3.60%, 1/20/00(3) ...................................       2,500,000           2,500,000
San Diego, CA ABN AMRO Munitops Certificates, Series 1998-10, 5.39%(1)(2) ....       7,000,000           7,000,000
San Francisco, CA City & Cnty. International Airport RB, Series 88, 5.15%(1) .       1,700,000           1,700,000
San Fransico Bay Area Transit RB, 3.40%, 1/19/00(3) ..........................       6,500,000           6,500,000

Centennial California Tax Exempt Trust

                                                                                        Face               Value
                                                                                       Amount           See Note 1
                                                                                  --------------     ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
CALIFORNIA (CONTINUED)
San Mateo Cnty., CA Transit District RB, Series A, MBIA Insured, 4%, 6/1/00       $  5,085,000        $  5,103,968
Southern CA PAU RRB, Palo Verde Project, Series B, AMBAC Insured, 4.85%(1)           1,100,000           1,100,000
                                                                                                      ------------
Total Investments, at Value ...............................................               99.7%        156,151,069
Other Assets Net of Liabilities ...........................................                0.3             419,265
                                                                                  ------------        ------------
Net Assets ................................................................              100.0%       $156,570,334
                                                                                  ============        ============

To simplify the listings of securities, abbreviations are used per the table below:

CDC--Community Development Corporation        MUD--Municipal Utility District
COP--Certificates of Participation            PAU--Power Authority
EDFAU--Economic Development Finance           PCFAU--Pollution Control Finance
  Authority                                     Authority
FAU--Finance Authority                        RAN--Revenue Anticipation Nts.
GOB--General Obligation Bonds                 RB--Revenue Bonds
HAU--Housing Authority                        RRB--Revenue Refunding Bonds
HFA--Housing Finance Agency                   SCDAU--Statewide Communities
                                                Development Authority
IDV--Industrial Development                   SWD--Solid Waste Disposal
MH--Multifamily Housing                       TAN--Tax Anticipation Nts.
MTAU--Metropolitan Transportation             USD--Unified School District
  Authority



1. Represents the current interest rate for a variable rate security, maturing in more than one year. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $27,802,949 or 17.76% of the Trust's net assets as of December 31, 1999.

3. Put obligation redeemable at full face value on the date reported.


See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 1999 (Unaudited)
Centennial California Tax Exempt Trust

ASSETS
Investments, at value--see accompanying statement .............................       $ 156,151,069
Cash ..........................................................................             524,909
Receivables and other assets:
   Interest ...................................................................           1,342,876
   Shares of beneficial interest sold .........................................           1,229,163
   Other ......................................................................               6,866
                                                                                      -------------
     Total assets .............................................................         159,254,883
                                                                                      -------------
LIABILITIES
Payables and other liabilities:
   Shares of beneficial interest redeemed .....................................           2,525,134
   Service plan fees ..........................................................              86,947
   Dividends ..................................................................              14,854
   Transfer and shareholder servicing agent fees ..............................               4,555
   Trustees' compensation .....................................................                 981
   Other ......................................................................              52,078
                                                                                      -------------
     Total liabilities ........................................................           2,684,549
                                                                                      -------------

NET ASSETS ....................................................................       $ 156,570,334
                                                                                      =============

COMPOSITION OF NET ASSETS
Paid-in capital ...............................................................       $ 156,604,327
Accumulated net realized loss on investment transactions ......................             (33,993)
                                                                                      -------------

NET ASSETS--applicable to 156,604,327 shares of beneficial interest outstanding       $ 156,570,334
                                                                                      =============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE ................               $1.00


See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 1999 (Unaudited) Centennial California Tax Exempt Trust

INVESTMENT INCOME--Interest ........................       $ 2,661,867
                                                           -----------
EXPENSES
Management fees ....................................           409,933
Service plan fees ..................................           163,975
Transfer and shareholder servicing agent fees ......            35,202
Custodian fees and expenses ........................            25,486
Trustees' compensation .............................             1,522
Other ..............................................            24,699
                                                           -----------
  Total expenses ...................................           660,817
    Less expenses paid indirectly ..................            (9,025)
                                                           -----------
  Net expenses .....................................           651,792
                                                           -----------
NET INVESTMENT INCOME ..............................         2,010,075
                                                           -----------
NET REALIZED LOSS ON INVESTMENTS ...................            (1,481)
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ 2,008,594
                                                           ===========

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                         Six Months Ended
                                                         December 31, 1999       Year Ended
                                                            (Unaudited)         June 30, 1999
                                                            -----------         -------------
OPERATIONS
Net investment income ..............................       $   2,010,075        $   4,010,707
Net realized loss ..................................              (1,481)              (9,637)
                                                           -------------        -------------
Net increase in net assets resulting from operations           2,008,594            4,001,070
                                                           -------------        -------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS .....          (2,010,075)          (4,010,707)
                                                           -------------        -------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
  beneficial interest transactions .................             732,338               17,181
                                                           -------------        -------------
NET ASSETS
Total increase .....................................             730,857                7,544
Beginning of period ................................         155,839,477          155,831,933
                                                           -------------        -------------
End of period ......................................       $ 156,570,334        $ 155,839,477
                                                           =============        =============



See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial California Tax Exempt Trust

                                                        Six Months
                                                           Ended
                                                        December 31,
                                                        (Unaudited)                     Year Ended June 30,
                                                      ---------------------------------------------------------------------------
                                                         1999          1999         1998        1997         1996         1995
                                                        ------        ------       ------      ------       ------       ------
PER SHARE OPERATING DATA
Net asset value, beginning of period.............     $   1.00      $   1.00     $   1.00    $   1.00     $   1.00      $  1.00
Income from investment operations--
    net investment income and
    net realized gain............................          .01           .02          .03         .03          .03          .03
Dividends and/or distributions
    to shareholders..............................         (.01)         (.02)        (.03)       (.03)        (.03)        (.03)
                                                      --------      --------     --------    --------     --------      -------
Net asset value, end of period...................     $   1.00      $   1.00     $   1.00    $   1.00     $   1.00      $  1.00
                                                      ========      ========     ========    ========     ========      =======
TOTAL RETURN(1)..................................         1.26%         2.41%        2.86%       2.81%        2.97%        3.00%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).........     $156,570      $155,839     $155,832    $131,939     $118,838      $92,318
Average net assets (in thousands)................     $162,671      $168,272     $160,317    $129,087     $112,911      $71,278
Ratios to average net assets:(2)
Net investment income ...........................         2.45%         2.38%        2.81%       2.78%        2.94%        2.99%
Expenses.........................................         0.81%         0.80%        0.80%(3)    0.82%(3)     0.80%(3)     0.83%(3)
Expenses, net of indirect expenses and/or
    voluntary assumption of expenses ............         0.79%         0.78%        0.79%       0.80%        0.79%        0.80%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods less than one full year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.



See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Centennial California Tax Exempt Trust

1. SIGNIFICANT ACCOUNTING POLICIES

Centennial California Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current interest income exempt from federal and California personal income taxes for individual investors as is consistent with preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 1999, the Trust had available for federal income tax purposes, an unused capital loss carryover of approximately $24,000, which expires between 2006 and 2007.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial California Tax Exempt Trust

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                      Six Months Ended December 31, 1999           Year Ended June 30, 1999
                                     ------------------------------------     -----------------------------------
                                         Shares               Amount              Shares               Amount
                                     --------------       ---------------     --------------       --------------
Sold .........................         253,391,933        $ 253,391,933         545,122,539        $ 545,122,539
Dividends and/or distributions
 reinvested ..................           2,075,501            2,075,501           3,938,512            3,938,512
Redeemed .....................        (254,735,096)        (254,735,096)       (549,043,870)        (549,043,870)
                                     -------------        -------------       -------------        -------------
Net increase .................             732,338        $     732,338              17,181        $      17,181
                                     =============        =============       =============        =============

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of the Trust's net assets; 0.475% of the next $250 million; 0.45% of the next $250 million; 0.425% of the next $250 million and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume Trust expenses in excess of 0.80% of average annual net assets. The Trust's management fee for the six months ended December 31, 1999, was 0.50% of average annual net assets, annualized for periods of less than one full year.

Transfer Agent Fees. Shareholder Services, Inc. (SSI), a subsidiary of the Manager, is the transfer and shareholder servicing agent for the Trust and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Service Plan Fees. Under an approved plan of distribution, the Trust may expend up to 0.20% of its net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other institutions.

                     This page intentionally left blank.

                     This page intentionally left blank.

CENTENNIAL CALIFORNIA TAX EXEMPT TRUST

             Officers and Trustees
             James C. Swain, Trustee and
               Chairman of the Board
             Bridget A. Macaskill, Trustee and President
             Robert G. Avis, Trustee
             William A. Baker, Trustee
             George C. Bowen, Trustee
             Jon S. Fossel, Trustee
             Sam Freedman, Trustee
             Raymond J. Kalinowski, Trustee
             C. Howard Kast, Trustee
             Robert M. Kirchner, Trustee
             Ned M. Steel, Trustee
             Michael J. Carbuto, Vice President
             Andrew J. Donohue, Vice President and
               Secretary
             Brian W. Wixted, Treasurer
             Robert G. Zack, Assistant Secretary
             Robert J. Bishop, Assistant Treasurer
             Scott T. Farrar, Assistant Treasurer

             Investment Advisor and Distributor
             Centennial Asset Management Corporation

             Transfer and Shareholder Servicing Agent
             Shareholder Services, Inc.

             Custodian of Portfolio Securities
             Citibank, N.A.

             Independent Auditors
             Deloitte & Touche LLP

             Legal Counsel
             Myer, Swanson, Adams & Wolf, P.C.

             The financial statements included herein have been taken from the records of the Trust without examination of the independent auditors.

             This is a copy of a report to shareholders of Centennial California Tax Exempt Trust. This report must be preceded or accompanied by a Prospectus of Centennial California Tax Exempt Trust. For material information concerning the Trust, see the Prospectus.

             For shareholder servicing, call:
             1-800-525-9310 (in U.S.)
             303-768-3200 (outside U.S.)

             Or write:
             Shareholder Services, Inc.
             P.O. Box 5143
             Denver, CO 80217-5143


RS0180.001.1299     [ICON] Printed on recycled paper